UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

CHAPARRAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-134748	73-1590941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (405) 478-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Cleansing Materials

Chaparral Energy, Inc. (the “Company”), in connection with previously disclosed discussions with certain holders of the Company’s senior notes (collectively, the “Noteholders”) and certain lenders under its credit facility (collectively, the “Lenders”) and their respective financial and legal advisers regarding a potential refinancing or restructuring of the Company’s debt,  is making the disclosure herein of material non-public information (the “Discussion Materials”) provided to the Noteholders and the Lenders in connection with the discussions referenced above.  A copy of the Discussion Materials is furnished hereby as Exhibit 99.1.  The Discussion Materials supersede those previously furnished on page 44 of Exhibit 99.1 to the Company’s Form 8-K, filed on May 10, 2016.

Any operational information, financial projections, forecasts, budgets or design modifications with respect to the Company’s operations (the “projections”) were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the information in the Discussion Materials should not be regarded as an indication that the Company or its affiliates or representatives consider the Discussion Materials to be a reliable prediction of future events, and the Discussion Materials should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the projections, and none of them undertakes any obligation to publicly update such information to reflect circumstances existing after the date when the information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibit constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

99.1	Company Presentation and Projections

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2016

	By:	/s/ JOSEPH O. EVANS
	Name:	Joseph O. Evans
	Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Company Presentation and Projections